                                  EXHIBIT 99.3

              Mendocino Brewing Company, Inc. and United Breweries
          International (UK) Limited Pro Forma Balance Sheet and Income
            Statement for the years ended December 31, 1999 and 2000



The Pro Forma Condensed Consolidated Financial Statements of Registrant as of December 31, 2000 and 1999 were prepared using U.S. Generally Accepted Accounting Principles (U.S. GAAP) and reflects the financial position of Registrant after giving effect to the acquisition of the stock of United Breweries International, Ltd. discussed above and assumes the acquisition took place on January 1, 1999. Such pro forma financial statements also reflect the sale of 5,500,000 shares of common stock referred above for the purchase of the common stock of United Breweries International, Ltd. at a purchase price of $.8125 per share (the last reported sale price of common stock on November 2, 2000, the day the agreement was finalized.) The purchase is being recorded as if it were a pooling transaction due to the related party nature of the transaction.

The unaudited pro forma condensed consolidated financial statements have been prepared by Registrant based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of Registrant, or of the financial position or results of operations of Registrant that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that Registrant's financial statements will reflect the purchase only from the closing date, should it occur.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of Registrant.

                                                                                     Pro forma Adjustment
                                                                              ----------------------------------
                                                               Mendocino       United Breweries                         Pro forma
                                                            Brewing Co, Inc.  International, Ltd.                      Consolidated
ASSETS                                                         12/31/00         12/31/2000 (a)       Adjustments         12/31/00
                                                            --------------    -------------------    -----------      --------------
CURRENT ASSETS
       Cash                                                  $          -           $   208,300        $       -       $  $ 208,300
       Accounts receivable                                      1,173,000             4,242,900                -          5,415,900
       Inventories                                              1,203,300               103,300                -          1,306,600
       Prepaid expenses                                           116,600                     -                             116,600
       Deferred income taxes                                       48,100                     -                -             48,100
                                                            --------------      ---------------      -----------      -------------
          Total current assets                                  2,541,000             4,554,500                -          7,095,500
                                                            --------------      ---------------      -----------      -------------

PROPERTY AND EQUIPMENT                                         13,997,400               864,900                -         14,862,300
                                                            --------------      ---------------      -----------      -------------
OTHER ASSETS
       Intangibles, net of amortization                            53,900                33,500                -             87,400
       Other assets                                               410,500                     -         (340,700)(b)         69,800
       Deferred taxes                                           2,768,000                     -                -          2,768,000
                                                            --------------      ---------------      -----------      -------------
                                                                3,232,400                33,500         (340,700)         2,925,000
                                                            --------------      ---------------      -----------      -------------
          Total assets                                       $ 19,770,800           $ 5,452,900        $(340,700)      $ 24,883,000
                                                            ==============      ===============      ===========      =============

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
       Disbursements in excess of deposits                   $    $ 1,700           $         -        $       -        $     1,700
       Line of credit                                                   -             1,486,300                           1,486,300
       Accounts payable                                         1,942,200             2,134,300                           4,076,500
       Accrued liabilities                                        358,100               666,100                -          1,024,200
       Accrued income taxes                                         1,000               202,600                             203,600
       Current maturities of debt and leases                      759,900                     -                -            759,900
                                                            --------------      ---------------      -----------      -------------
              Total current liabilities                         3,062,900             4,489,300                -          7,552,200
LONG-TERM DEBT AND CAPITAL LEASES,
        less current maturities                                 5,655,100                     -                -          5,655,100
LINE OF CREDIT                                                  1,281,600                     -                -          1,281,600
                                                            --------------      ---------------      -----------      -------------
               Total liabilities                                9,999,600             4,489,300                -         14,488,900
                                                            --------------      ---------------      -----------      -------------

STOCKHOLDERS' EQUITY
       Preferred stock                                            227,600                     -                -            227,600
       Common stock                                            13,875,900               149,600                -         14,025,500
       Accumulated deficit                                     (4,332,300)              814,000         (340,700)        (3,859,000)
                                                            --------------      ---------------      -----------      -------------
               Total stockholders' equity                        9,771,200              963,600         (340,700)        10,394,100
                                                            --------------      ---------------      -----------      -------------
              Total liabilities and stockholders' equity     $ 19,770,800           $ 5,452,900        $(340,700)      $ 24,883,000
                                                            ==============      ===============      ===========      =============

(a) To include the assets and liabilities of United Breweries International, Ltd., as of December 31, 2000.

(b)  To expense capitalized acquisition costs.

                                                                                     Pro forma Adjustment
                                                                              ----------------------------------
                                                               Mendocino       United Breweries                          Pro forma
                                                            Brewing Co, Inc.  International, Ltd.                      Consolidated
                                                               12/31/00         12/31/2000 (a)       Adjustments         12/31/00
                                                            ----------------  -------------------   -------------     --------------
NET SALES                                                     $ 9,255,900        $ 12,643,600        $          -      $ 21,899,500
COST OF GOODS SOLD                                              5,823,300           8,220,000                   -        14,043,300
                                                             -------------    ---------------       -------------      ------------
GROSS PROFIT                                                    3,432,600           4,423,600                   -         7,856,200
OPERATING EXPENSES
       Selling and marketing                                    2,041,900           2,806,400                   -         4,848,300
       General and administrative                               1,441,500             903,500                             2,345,000
                                                             -------------    ---------------       -------------      ------------
                                                                3,483,400           3,709,900                   -         7,193,300
                                                             -------------    ---------------       -------------      ------------
INCOME (LOSS) FROM OPERATIONS                                     (50,800)            713,700                   -           662,900
OTHER INCOME (EXPENSE)
       Interest expense                                          (895,800)            (82,000)                  -          (977,800)
       Other income (expense)                                      90,000             (17,600)           (340,700)(b)      (268,300)
                                                             -------------    ---------------       -------------      ------------
                                                                 (805,800)            (99,600)           (340,700)       (1,246,100)
                                                             -------------    ---------------       -------------      ------------
INCOME (LOSS) BEFORE INCOME TAXES                                (856,600)            614,100            (340,700)       (1,246,100)
PROVISION (BENEFIT) FROM  INCOME TAXES                           (329,400)            202,200                   -          (127,200)
                                                             -------------    ---------------       -------------      ------------
NET INCOME (LOSS)                                              $ (527,200)          $ 411,900        $   (340,700)       $ (456,000)
                                                             =============    ===============       =============      ============
BASIC INCOME (LOSS) PER COMMON SHARE                              $ (0.10)                                                  $ (0.04)
                                                             =============                                             ============

WEIGHTED AVERAGE COMMON SHARES
       OUTSTANDING                                              5,538,514                               5,500,000        11,038,514
                                                             =============                          =============      ============

(a)  To include the profits and losses of United Breweries International, Ltd.

(b)  To expense capitalized acquisition costs.

                                                                                     Pro forma Adjustment
                                                                              ----------------------------------
                                                               Mendocino       United Breweries                         Pro forma
                                                            Brewing Co, Inc.  International, Ltd.                      Consolidated
ASSETS                                                         12/31/99         12/31/1999 (a)       Adjustments         12/31/99
                                                            ----------------  -------------------    -----------      --------------
CURRENT ASSETS
       Cash                                                 $          -        $      54,700         $       -        $     54,700
       Accounts receivable                                     1,040,300            4,396,400                 -           5,436,700
       Inventories                                             1,168,700              101,900                 -           1,270,600
       Prepaid expenses                                           57,200                    -                                57,200
       Deferred income taxes                                      43,100                    -                 -              43,100
                                                            -------------       -------------         ----------       ------------
          Total current assets                                 2,309,300            4,553,000                 -           6,862,300
                                                            -------------       -------------         ----------       ------------

PROPERTY AND EQUIPMENT                                        14,727,200              957,900                 -          15,685,100
                                                            -------------       -------------         ----------       ------------
OTHER ASSETS
       Intangibles, net of amortization                           61,000               41,300                 -             102,300
       Other assets                                               92,100                                                     92,100
       Deferred taxes                                          2,440,300                    -                 -           2,440,300
                                                            -------------       -------------         ----------       ------------
                                                               2,593,400               41,300                 -           2,634,700
                                                            -------------       -------------         ----------       ------------
          Total assets                                      $ 19,629,900        $   5,552,200         $       -        $ 25,182,100
                                                            =============       =============         ==========       ============

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
       Disbursements in excess of deposits                  $      9,600        $           -         $       -        $      9,600
       Line of credit                                          1,159,800            2,009,000                             3,168,800
       Accounts payable                                        1,708,700            2,284,300                             3,993,000
       Accrued liabilities                                       334,900              545,700                 -             880,600
       Accrued income taxes                                            -              111,600                               111,600
       Current maturities of debt and leases                     596,700                    -                 -             596,700
                                                            -------------       -------------         ----------       ------------
              Total current liabilities                        3,809,700            4,950,600                 -           8,760,300
LONG-TERM DEBT AND CAPITAL LEASES,
        less current maturities                                5,562,800                    -                 -           5,562,800
                                                            -------------       -------------         ----------       ------------
              Total liabilities                                9,372,500            4,950,600                 -          14,323,100
                                                            -------------       -------------         ----------       ------------

STOCKHOLDERS' EQUITY
       Preferred stock                                           227,600                    -                 -             227,600
       Common stock                                           13,834,900              161,500                 -          13,996,400
       Accumulated deficit                                    (3,805,100)             440,100                 -          (3,365,000)
                                                            -------------       -------------         ----------       ------------
               Total stockholders' equity                      10,257,400             601,600                 -          10,859,000
                                                            -------------      --------------         ----------       ------------
               Total liabilities and stockholders' equity   $  19,629,900       $   5,552,200         $       -        $ 25,182,100
                                                            =============       =============         ==========       ============

(a) To include the assets and liabilities of United Breweries International, Ltd., as of December 31, 1999.

                                                                                     Pro forma Adjustment
                                                                              ----------------------------------
                                                               Mendocino       United Breweries                         Pro forma
                                                            Brewing Co, Inc.  International, Ltd.                     Consolidated
                                                                12/31/99         12/31/1999 (a)      Adjustments         12/31/99
                                                            --------------    -------------------   -----------      --------------
NET SALES                                                    $  8,698,600       $   11,886,600      $         -      $   20,585,200
COST OF GOODS SOLD                                              5,767,900            7,783,600                -          13,551,500
                                                             ------------       --------------      -----------      --------------
GROSS PROFIT                                                    2,930,700            4,103,000                -           7,033,700
OPERATING EXPENSES
       Selling and marketing                                    2,108,600            2,513,900                -           4,622,500
       General and administrative                               1,652,200            1,054,500                            2,706,700
                                                             ------------       --------------      -----------      --------------
                                                                3,760,800            3,568,400                -           7,329,200
                                                             ------------       --------------      -----------      --------------
INCOME (LOSS) FROM OPERATIONS                                    (830,100)             534,600                -            (295,500)
OTHER INCOME (EXPENSE)
       Interest expense                                          (846,800)            (116,100)               -            (962,900)
       Other income (expense)                                    (358,900)            (202,700)               -            (561,600)
                                                             ------------       --------------      -----------      --------------
                                                               (1,205,700)            (318,800)               -          (1,524,500)
                                                             ------------       --------------      -----------      --------------
INCOME (LOSS) BEFORE INCOME TAXES                              (2,035,800)             215,800                -           1,820,000
PROVISION (BENEFIT) FROM INCOME TAXES                            (729,500)             102,000                -            (627,500)
                                                             ------------       --------------      -----------      --------------
NET INCOME (LOSS) BEFORE DISCONTINUED
       OPERATIONS                                              (1,306,300)             113,800                -          (1,192,500)
LOSS FROM OPERATIONS OF SOYCO, LTD.                                     -             (242,500)         242,500 (b)               -
GAIN ON THE DISPOSAL OF SOYCO, LTD.                                     -            3,056,300       (3,056,300)(b)               -
                                                             ------------       --------------      -----------      --------------
NET INCOME (LOSS)                                            $ (1,306,300)      $    2,927,600      $(2,813,800)     $   (1,192,500)
                                                             ============       ==============      ===========      ==============
BASIC INCOME (LOSS) PER COMMON SHARE                         $      (0.27)                                           $        (0.12)
                                                             ============                                            ==============

WEIGHTED AVERAGE COMMON SHARES
       OUTSTANDING                                              4,838,151                             5,500,000 (c)      10,338,151
                                                             ============                           ===========      ==============

(a)  To include the profits and losses of United Breweries International, Ltd.

(b) To carve out the operations of Soyco, Ltd., a subsidiary that will not be purchased as part of the the proposed transaction. Soyco, Ltd. was sold in December 1999.

(c) To reflect the shares issued for the purchase of the stock of United Breweries International, Ltd.